EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. §1350
     In connection with this Amendment No. 1 to Annual Report of ION Geophysical Corporation (the “Company”) on Form 10-K/A for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Brian Hanson, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 17, 2011	/s/ R. Brian Hanson
R. Brian Hanson
Executive Vice President and Chief Financial Officer